UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

LINKBANCORP, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-41505	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Camp Hill Bypass, Suite 202
Camp Hill, Pennsylvania		17011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 569-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LNKB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 30, 2023, LINKBANCORP, Inc., a Pennsylvania corporation ("LINK"), completed its previously announced combination with Partners Bancorp, a Maryland corporation ("Partners"), pursuant to the Agreement and Plan of Merger, dated February 22, 2023, by and between LINK and Partners (the "Merger Agreement"). At the closing, Partners merged with and into LINK, with LINK as the surviving entity (the "Merger"). On November 30, 2023, immediately following the Merger, The Bank of Delmarva, a Delaware chartered bank and a wholly-owned direct subsidiary of Partners (“TBOD”), merged with and into LINKBANK, a Pennsylvania bank and a wholly-owned subsidiary of LINK (“LINKBANK”), with LINKBANK as the surviving bank (the “TBOD Bank Merger”). On November 30, 2023, immediately following the TBOD Bank Merger, Virginia Partners Bank, a Virginia chartered bank and a wholly-owned direct subsidiary of Partners, merged with and into LINKBANK, with LINKBANK as the surviving bank.

On December 1, 2023, the Company filed a Current Report on Form 8-K reporting the completion of the Merger (the "Original Report"). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the "Commission") solely to amend and supplement item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of Partners as of and for the years ended December 31, 2022 and 2021, including the independent auditor's report, are not required to be filed again by this Current Report on From 8-K, because substantially the same information was previously filed in the Company's Registration Statement on Form S-4, as originally filed with the Commission on April 28, 2023 (File No. 333-271516) and as thereafter amended. The unaudited consolidated balance sheet of Partners as of September 30, 2023 and the unaudited consolidated statements of operations and cash flows for the nine months ended September 30, 2023 and 2022 are filed herewith as Exhibit 99.1 and are incorporated by reference into this item 9.01(a).

(b)	Pro forma financial information

The unaudited pro forma condensed consolidated combined financial information as of and for the nine months ended September 30, 2023 and for the year ended December 21, 2022 is filed herewith as Exhibit 99.2 and is incorporated by reference into this item 9.01(b)

(c)	Shell company transactions. None.
(d)	Exhibits.

99.1 Unaudited consolidated balance sheet of Partners as of September 30, 2023 and the unaudited consolidated statements of operations and cash flows for the nine months ended September 30, 2023 and 2022 (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 by Partners Bancorp filed on November 9, 2023 (File No. 001-39285))

99.2 Unaudited Pro Forma Condensed Combined Consolidated Financial Information as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022
104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINKBANCORP, INC.

Date:	February 15, 2024	By:	/s/ Carl D. Lundblad
Carl D. Lundblad President